VK-NYTFI SUM SUP-1 030112
Summary Prospectus Supplement dated March 1, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C and Y shares of the Fund listed below:
Invesco Van Kampen New York Tax Free Income Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Thomas Byron	Portfolio Manager	2011
Robert Stryker	Portfolio Manager	2010 (predecessor fund 2007)
Julius Williams	Portfolio Manager	2010 (predecessor fund 2009)
Robert Wimmel	Portfolio Manager	2011 ”
VK-NYTFI SUM SUP-1 030112